Press Release                               405 Lancaster Avenue
                                     Greer, South Carolina 29650
                                                  (864) 879-1000


Contact:  Fred T. Grant, Jr.               For Immediate Release
          Senior Vice President - Finance         August 2, 2006


          RYAN'S ANNOUNCES SECOND QUARTER 2006 RESULTS
                     ______________________

     GREER,  SOUTH  CAROLINA  - - Ryan's Restaurant  Group,  Inc.

(NASDAQ:RYAN) reported second quarter 2006 results today.

     Second  quarter restaurant sales were $208,871,000  in  2006 compared to $215,510,000 for the comparable quarter in 2005.  Net earnings  for  the  quarter amounted to $6,863,000  in  2006  and

$6,260,000 in 2005.  Earnings per share (diluted) amounted to  16 cents in 2006 compared to 15 cents in 2005.

     For  the  six  months ended June 28, 2006, restaurant  sales

amounted  to  $422,588,000  compared  to  $425,149,000  for   the

comparable period in 2005.  Net earnings were $17,659,000 in  the first  six months of 2006 and $18,073,000 in the first six months of 2005.  Earnings per share (diluted) were 41 cents in the first six  months of 2006 compared to 42 cents in the first six  months of 2005.

     Management noted that the second quarter's results  included the following:

     * Average weekly sales decreased by 0.5% during the second quarter of 2006 compared to the comparable period in 2005. Using the same comparison periods, same-store sales decreased by 1.7%;

     * Food and payroll costs declined by a combined 1.6% of sales during the quarter compared to the same period in 2005;

     * Other restaurant expenses in the quarter included credits amounting to almost $2.0 million in total from (a) insurance proceeds related to hurricanes Katrina and Rita ($1.5 million) and (b) settlement proceeds from a class-action credit card lawsuit ($476,000); and

     * General and administrative expenses in the quarter included an $8.4 million charge for the Tennessee class-action litigation that has been disclosed in the Company's prior filings with the Securities and Exchange Commission ("SEC"). A $5.0 million charge related to this same litigation was made during the second quarter of 2005. Based on claims administrative results, management believes that all amounts ($14.4 million in total) related to this matter have now been charged against earnings and that no further charges will be required. General and administrative expenses in the second quarter of 2006 also included a non-recurring charge amounting to $1.4 million for retiree medical benefits.

     At  June  28,  2006,  the  Company owned  and  operated  334 restaurants.

     As noted in a press release dated July 25, 2006, the Company has  entered  into  an  agreement under  which  a  subsidiary  of

Buffets,  Inc.  will  merge with Ryan's, and Ryan's  shareholders will  receive a cash payment of $16.25 per share upon the close of the transaction.  Completion of the  transaction, which  is  expected to occur in the fourth quarter  of  2006,  is subject to approval by

Ryan's shareholders, regulatory approvals, receipt of financing and other customary closing conditions.

     In  light  of the proposed merger transaction and the  near-

term  filing  of  the  second  quarter's  Form  10-Q  (which   is

anticipated  to occur on or about Monday, August  7,  2006),  the

Company  does not intend to hold an investor call to discuss  the

Company's second quarter's results.

     Certain matters discussed in this press release are forward-

looking  statements within the meaning of the federal  securities laws  and are subject to uncertainties and risks, including,  but not  limited to, general economic conditions, including  consumer

confidence   levels;  competition;  developments  affecting   the

public's  perception  of  buffet-style restaurants;  real  estate availability;  food  and  labor  supply  costs;  food  and  labor availability; an adverse food safety event; weather fluctuations;

interest  rate  fluctuations; stock market conditions;  political environment  (including acts of terrorism and  wars);  and  other such  risks described from time to time in the Company's  reports filed with the SEC.


                  RYAN'S RESTAURANT GROUP, INC.
               CONSOLIDATED STATEMENTS OF EARNINGS
                           (Unaudited)


                                       Quarter Ended
                                  June 28,       June 29,
                                    2006           2005
Restaurant sales              $208,871,000    215,510,000

Cost of sales:
 Food and beverage              71,288,000     76,351,000
 Payroll and benefits           66,965,000     69,930,000
 Depreciation                    8,349,000      8,401,000
 Impairment charges                203,000      1,121,000
 Other restaurant expenses      31,474,000     32,913,000
     Total cost of sales       178,279,000    188,716,000

General and administrative
   expenses                     20,304,000     15,761,000
Interest expense                 2,062,000      2,405,000
Revenues from franchised
   restaurants                        -          (135,000)
Other income, net               (1,565,000)      (562,000)
Earnings before income taxes     9,791,000      9,325,000
Income taxes                     2,928,000      3,065,000

     Net earnings               $6,863,000      6,260,000

Net earnings per common share:
 Basic                          $      .16            .15
 Diluted                               .16            .15

Weighted-average shares:
 Basic                          42,252,000     41,952,000
 Diluted                        42,639,000     42,569,000


                  RYAN'S RESTAURANT GROUP, INC.
               CONSOLIDATED STATEMENTS OF EARNINGS
                           (Unaudited)


                                      Six Months Ended
                                  June 28,       June 29,
                                    2006           2005
Restaurant sales              $422,588,000    425,149,000

Cost of sales:
 Food and beverage             144,800,000    148,964,000
 Payroll and benefits          135,131,000    138,113,000
 Depreciation                   16,807,000     16,686,000
 Impairment charges                447,000      1,288,000
 Other restaurant expenses      64,948,000     64,242,000
     Total cost of sales       362,133,000    369,293,000

General and administrative
   expenses                     31,769,000     26,231,000
Interest expense                 4,461,000      4,765,000
Revenues from franchised
  restaurants                         -          (309,000)
Other income, net               (2,394,000)    (1,762,000)
Earnings before income taxes    26,619,000     26,931,000
Income taxes                     8,960,000      8,858,000

     Net earnings              $17,659,000     18,073,000

Net earnings per common share:
 Basic                          $      .42            .43
 Diluted                               .41            .42

Weighted-average shares:
 Basic                          42,203,000     41,945,000
   Diluted                      42,608,000     42,602,000

                  RYAN'S RESTAURANT GROUP, INC.

                   CONSOLIDATED BALANCE SHEETS


                                   June 28,  December 28,
                                     2006        2005
ASSETS                           (Unaudited)
Current assets:
 Cash and cash equivalents    $ 13,580,000    5,120,000
 Receivables                     7,761,000    5,007,000
 Inventories                     5,438,000    5,176,000
 Prepaid expenses                1,520,000      985,000
 Deferred income taxes          10,395,000    7,417,000
  Total current assets          38,694,000   23,705,000
Property and equipment:
 Land and improvements         168,945,000  170,424,000
 Buildings                     511,162,000  513,932,000
 Equipment                     283,032,000  287,581,000
 Construction in progress       17,319,000   23,405,000
                               980,458,000  995,342,000
 Less accumulated depreciation 324,953,000  323,012,000
  Net property and equipment   655,505,000  672,330,000
Other assets                    10,927,000   10,793,000
  Total assets                $705,126,000  706,828,000

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Accounts payable                6,346,000    6,468,000
 Current portion of long-term
   debt                         18,750,000   18,750,000
 Income taxes payable            9,577,000    4,118,000
 Accrued liabilities            59,164,000   46,691,000
  Total current liabilities     93,837,000   76,027,000
Long-term debt                 120,750,000  154,500,000
Deferred income taxes           39,221,000   46,768,000
Other long-term liabilities      7,206,000    5,899,000
  Total liabilities            261,014,000  283,194,000

Shareholders' equity:
 Common stock of $1.00 par
   value; authorized 100,000,000
   shares; issued 42,323,000
   shares in 2006 and 42,122,000
   shares in 2005               42,323,000   42,122,000
 Additional paid-in capital      7,912,000    5,294,000
 Retained earnings             393,877,000  376,218,000
  Total shareholders' equity   444,112,000  423,634,000
Commitments and contingencies
  Total liabilities and
    shareholders' equity      $705,126,000  706,828,000

                  RYAN'S RESTAURANT GROUP, INC.

              CONSOLIDATED STATEMENTS OF CASH FLOWS
                           (Unaudited)


                                      Six Months Ended
                                   June 28,      June 29,
                                     2006          2005
Cash flows from operating activities:
 Net earnings                     $17,659,000  18,073,000
 Adjustments to reconcile net
   earnings to net cash provided
   by operating activities:
   Depreciation and amortization   17,752,000  17,962,000
   Impairment charges                 447,000   1,288,000
   Gain on sale of property and
     equipment                     (2,342,000)   (588,000)
   Tax benefit from exercise of
     stock options                       -        292,000
   Stock option compensation          800,000        -
   Deferred income taxes          (10,525,000)   (483,000)
   Decrease (increase) in:
     Receivables                   (2,754,000)      6,000
     Inventories                     (262,000)   (947,000)
     Prepaid expenses                (535,000)   (387,000)
     Other assets                    (241,000)     12,000
   Increase (decrease) in:
     Accounts payable                (122,000)  2,969,000
     Income taxes payable           5,459,000     561,000
     Accrued liabilities           12,473,000   9,891,000
     Other long-term liabilities    1,307,000     413,000
Net cash provided by operating
  activities                       39,116,000  49,062,000

Cash flows from investing activities:
 Proceeds from sale of property
   and equipment                   12,643,000   4,099,000
 Capital expenditures             (11,568,000)(40,779,000)
Net cash provided by (used in)
  investing activities              1,075,000 (36,680,000)

Cash flows from financing activities:
 Net borrowing from (repayment of)
  revolving credit facility       (15,000,000) 16,000,000
 Repayment of senior notes        (18,750,000)(18,750,000)
 Proceeds from stock options
   exercised                        1,668,000   1,074,000
 Tax benefit from exercise of
   stock options                      351,000        -
 Purchase of common stock                -     (1,552,000)
Net cash used in financing
  activities                      (31,731,000) (3,228,000)
Net increase in cash and cash
  equivalents                       8,460,000   9,154,000

Cash and cash equivalents -
   beginning of period              5,120,000   7,354,000

Cash and cash equivalents -
   end of period                 $ 13,580,000  16,508,000

Supplemental disclosures
Cash paid during period for:
  Interest, net of amount
    capitalized                  $  5,315,000   5,481,000
  Income taxes                      6,176,000   8,488,000